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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -----------------




                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): July 18, 1997



                    NATIONAL BANCSHARES CORPORATION OF TEXAS
             (Exact name of registrant as specified in its charter)



              TEXAS                     1-13472               74-1692337
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)         Number)           Identification Number)


                    104 EAST MANN ROAD, LAREDO, TEXAS 78042
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number including area code: (210) 724-2424


                                 Not Applicable
         (Former name or former address, if changed since last report)



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

ITEM 2.  ACQUISITION OF ASSETS.

         On July 18, 1997, (Closing Date) National Bancshares Corporation of Texas ("NBC") through its wholly-owned indirect subsidiaries, NBC Bank, N.A. and NBC Bank - Rockdale (the "Banks"), completed its purchase of the Wells Fargo Bank branches located in Giddings, Marble Falls and Taylor, Texas. NBC, through its direct wholly-owned subsidiary, NBT of Delaware, Inc. owns 100% of the voting stock of the Banks, headquartered in Eagle Pass and Rockdale, Texas, respectively. The purchase includes deposit accounts of approximately $103.4 million, the owned branch facilities, branch furniture, fixtures and certain equipment.

         The purchase price of the transaction is approximately $8.2 million based on a premium on deposits plus the value of the fixed assets, which was a result of a competitive bid process. The funds used for the acquisition came from internal sources within the Banks.

         The acquired bank branches will operate as branches of the Banks utilizing the acquired facilities and existing personnel and offering similar banking products and services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

         Not applicable.

(b)  Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:
  Pro Forma Condensed Consolidated Balance Sheet at June 30, 1997.....Page F-1
  Pro Forma Condensed Consolidated Statements of Earnings:
           Year Ended December 31, 1996...............................Page F-2
           Six Months Ended June 30, 1997.............................Page F-3

         The Pro Forma Condensed Consolidated Balance Sheet of Registrant at June 30, 1997 reflects the financial position of Registrant after giving effect to the purchase of assets and assumption of liabilities discussed in Item 2 and assumes the acquisition took place on June 30, 1997. The Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997 assume that the acquisition occurred on December 31, 1995, and are based on the operations of Registrant for the year ended December 31, 1996 and the six months ended June 30, 1997.

         The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the purchase as of the Closing Date.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

(c)  Exhibits.

No.                                 Description

2.1 Purchase and Assumption Agreement dated March 10, 1997 between Wells Fargo Bank(Texas), N.A. and National Bancshares Corporation of Texas.*





*        Previously filed on August 1, 1997, with the Company's 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  National Bancshares Corporation of Texas


                                  /s/ Anne Renfroe________________________
                                  Anne R. Renfroe
                                  Chief Financial Officer and Chief Accounting
                                  Officer

Date:  September 30, 1997



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

           NATIONAL BANCSHARES CORPORATION OF TEXAS AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                            -------------------------------------------------------
                                                             ACQUIRED     PURCHASE
ASSETS                                       HISTORICAL      BRANCHES(a)  ADJUSTMENTS  PRO FORMA
                                            -------------------------------------------------------
Cash & Due from banks                           $ 21,051     $    795     $            $ 21,846
Fed funds sold                                    19,725                                 19,725
Investment securities                            168,877                    95,531 (b)  264,408
Loans, net of ALLL                               116,001                                116,001
Premises & equipment                               7,104        1,744          884 (c)    9,732
Goodwill                                           2,024                     7,319 (d)    9,343
Other assets                                       7,092           21                     7,113
                                                --------     --------     --------     --------
                                                $341,874     $  2,560     $103,734     $448,168
                                                ========     ========     ========     ========

LIABILITIES

Demand deposits, non-interest bearing           $ 47,163     $  9,849     $            $ 57,012
Interest bearing transaction accounts (NOW)       37,783       21,076                    58,859
Savings and money market accounts                 58,597       25,989                    84,586
Certificates of deposit                          148,886       46,554                   195,440
Notes payable                                      1,851                     2,500 (e)    4,351
Other liabilities                                  1,436          326                     1,762
                                                --------     --------     --------     --------
                                                 295,716      103,794        2,500      402,010
STOCKHOLDERS' EQUITY

Common stock                                           5                                      5
Surplus                                           16,341                                 16,341
Retained Earnings                                 29,488                                 29,488
Net unrealized gain on AFS
   securities                                        324                                    324
                                                --------     --------     --------     --------
                                                  46,158                                 46,158
                                                --------     --------     --------     --------
                                                $341,874     $103,794     $  2,500     $448,168
                                                ========     ========     ========     ========


(a)  To reflect the assets and liabilities acquired from Wells Fargo Bank.

(b) To reflect the investment securities purchased as a result of the cash received.

(c) To reflect the increase in the value of the fixed assets purchased to fair market value.

(d)  Goodwill resulting from the premium paid for the purchase of the deposits.

(e)  Note payable associated with the acquisition of the branches.

Refer to Item 7 when reviewing this document.



                                      F-1

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           NATIONAL BANCSHARES CORPORATION OF TEXAS AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS,EXCEPT PER SHARE AMOUNTS)


                                            --------------------------------------------------
                                                          ACQUIRED
                                            HISTORICAL    BRANCHES(a)   OTHER       PRO FORMA
                                            --------------------------------------------------
Interest Income                             $   20,820     $            $5,923(b)   $   26,743
Interest Expense                                 8,112       3,745         213(c)       12,069
                                            ----------     -------      ------      ----------
   Net Interest Income                          12,708      (3,745)      5,710          14,674

Less:  Provision for possible loan losses           (5)                                     (5)
                                            ----------     -------      ------      ----------
Net interest income after the provision
    for possible loan losses                    12,713      (3,745)      5,710          14,679

Non-interest Income:
    Service charges and fees                     2,371         600                       2,971
    Other non-interest income                      418                                     418
                                            ----------     -------      ------      ----------
      Total non-interest income                  2,789         600                       3,389

Non-interest Expense:
    Salaries and Employee Benefits               4,848         581                       5,429
    Occupancy and Equipment expenses             1,544          75                       1,619
    Goodwill amortization                           35                     293             328
    Other non-interest expense                   3,159         900                       4,059
                                            ----------     -------      ------      ----------
      Total non-interest expense                 9,586       1,556         293          11,435

Income before Federal income taxes               5,916      (4,701)      5,418           6,633
Federal income tax expense                         206         (94)        108             220
                                            ----------     -------      ------      ----------
Net Income                                  $    5,710     $(4,607)     $5,309      $    6,413
                                            ==========     =======      ======      ==========


Average number of common and common-
    equivalent shares outstanding            4,715,010                               4,715,010

Earnings per share                          $     1.21                              $     1.36
                                            ==========                              ==========

(a) To estimate the income and expenses associated with the assets and liabilities of the acquired branches.

(b) To estimate the interest earned on the investments made with the cash received from the acquiree.

(c) To reflect the interest expense associated with the borrowings for the acquisition.

Refer to Item 7 when reviewing this document.

           NATIONAL BANCSHARES CORPORATION OF TEXAS AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED INCOME STATEMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)
                (DOLLARS IN THOUSANDS,EXCEPT PER SHARE AMOUNTS)


                                                 ------------------------------------------------------
                                                                ACQUIRED
                                                 HISTORICAL     BRANCHES(a)   OTHER           PRO FORMA
                                                 ------------------------------------------------------
Interest Income                                  $    11,813    $            $ 2,921 (b)    $    14,734
Interest Expense                                       4,826       1,872         105 (c)          6,803
                                                 -----------    --------     -------        -----------
   Net Interest Income                                 6,987      (1,872)      2,816              7,981

Less:  Provision for possible loan losses                 25                                         25
                                                 -----------    --------     -------        -----------
Net interest income after the provision
    for possible loan losses                           6,962      (1,872)      2,816              7,906

Non-interest Income:
    Service charges and fees                           1,250         300                          1,550
    Other non-interest income                          1,303                                      1,303
                                                 -----------    --------     -------        -----------
      Total non-interest income                        2,553         300                          2,853

Non-interest Expense:
    Salaries and Employee Benefits                     2,763         291                          3,054
    Occupancy and Equipment expenses                     824          37                            861
    Goodwill amortization                                 28                     146                174
    Other non-interest expense                         1,639         450                          2,089
                                                 -----------    --------     -------        -----------
      Total non-interest expense                       5,254         778         146              6,178

Income before Federal income taxes                     4,261      (2,350)      2,670              4,581
Federal income tax expense                                94         (47)         58                100
                                                 -----------    --------     -------        -----------
Net Income                                       $     4,167    $ (2,303)    $ 2,612        $     4,481
                                                 ===========    ========     =======        ===========


Average number of common and common-
    equivalent shares outstanding                  4,729,590                                  4,729,590

Earnings per share                               $      0.88                                $      0.95
                                                 ===========                                ===========

(a) To estimate the income and expenses associated with the assets and liabilities of the acquired branches.

(b) To estimate the interest earned on the investments made with the cash received from the acquiree.

(c) To reflect the interest expense associated with the borrowings for the acquisition.

Refer to Item 7 when reviewing this document.



                                      F-3